EXHIBIT 10.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Eltek Ltd.:

We consent to the incorporation by reference in the Registration Statement (Registrations No. 333-12012 and 333-123559) on Form S-8 of Eltek Ltd. (the "Company") of our report dated March 14, 2005, except for Note 30, as to which the date is April 5, 2005, with respect to the consolidated and Company balance sheets of the Company and its subsidiaries as of December 31, 2004 and 2003 and the related consolidated and Company statements of operations, changes in shareholders' equity, and cash flows, for each of the years in the three years period ended December 31, 2004, which report appears in the December 31, 2004 Annual Report on Form 20-F of the Company. Our report contains an explanatory paragraph that states that as described in Note 28(G)(2), the Company has restated its statement of other comprehensive income for the year ended December 31, 2003.


SOMEKH CHAIKIN
CERTIFIED PUBLIC ACCOUNTANTS (ISR.)
A MEMBER FIRM OF KPMG INTERNATIONAL


Tel Aviv, Israel
June 29, 2005